Rule 497(e)
File No. 333-207937

Amplify ETF Trust
(the “Trust”)

Amplify Transformational Data Sharing ETF

(the “Fund”)

August 12, 2025

Supplement To the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information Dated January 28, 2025

IMPORTANT NOTICE REGARDING CHANGES IN THE FUND’S NAME AND INVESTMENT POLICY

This Supplement updates certain information in the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information, which will take effect on or about October 13, 2025 (the “Effective Date”). On August 12, 2025, the Board of Trustees of the Trust considered and voted to approve the following updates to the Fund: (i) the name of the Fund; (ii) the Fund’s investment policy pursuant to Rule 35d-1 of the Investment Company Act of 1940, as amended; and (iii) certain investment percentages as referenced in the Fund’s investment strategies. The below contains a brief summary of the changes that are slated to take effect on or after the Effective Date:

	Old	New
Fund Name	Amplify Transformational Data Sharing ETF	Amplify Blockchain Technology ETF
Investment Policy	The Fund is an actively managed ETF that seeks to provide total return by investing at least 80% of its net assets (plus borrowings for investment purposes) in the equity securities of companies actively involved in the development and utilization of “transformational data sharing technologies”

The Fund is an actively managed ETF that seeks to provide total return by investing at least 80% of its net assets (plus borrowings for investment purposes) in the equity securities of companies actively involved in the development and utilization of blockchain technologies.

In connection with these changes, as of the Effective Date, the fourth sentence of the sixth paragraph under the section entitled “Principal Investment Strategies” is hereby deleted in its entirety and replaced with the following:

The Fund’s portfolio managers generally seek to have a portfolio allocation of approximately 80% Core constituents and 20% Secondary constituents, with constituents being equally weighted within such groups.

There are no other changes to the Fund’s principal investment strategies or principal risks.

Please Retain This Supplement for Future Reference.